SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934

         Date of Report (Date of Earliest Event Reported): June 29, 2000


                              AMERICA ONLINE, INC.
               (Exact Name of Registrant as Specified in Charter)


       Delaware                        001-12143                 54-1322110
(State or Other Jurisdiction     (Commission File Number)      (I.R.S. Employer
    of Incorporation)                                        Identification No.)

                      22000 AOL Way, Dulles, Virginia 20166
               (Address of Principal Executive Offices) (Zip Code)

       Registrant's telephone number, including area code: (703) 265-1000

Item 5.  Other Events.

         On June 29, 2000, America Online, Inc. ("America Online") consummated its acquisition of MapQuest.com, Inc. ("MapQuest") pursuant to the terms of the previously reported Agreement and Plan of Merger, dated as of December 21, 1999, as amended (the "Merger Agreement"), among America Online, MQ Acquisition, Inc., a wholly owned subsidiary of America Online ("MQ Acquisition"), and MapQuest. Pursuant to the Merger Agreement, MQ Acquisition merged with and into MapQuest (the "Merger"), with MapQuest surviving the Merger as a wholly-owned subsidiary of America Online, and each share of MapQuest common stock was converted into the right to receive 0.31558 of a share of America Online common stock. The conversion ratio was determined through arm's length negotiations.

         The Merger Agreement, as amended, is incorporated herein by reference to Exhibits 2.1 and 2.2, and a copy of the joint press release of America Online and MapQuest announcing the effectiveness of the Merger is incorporated herein by reference and included herein as Exhibit 99.1. The foregoing description of such documents is qualified in their entirety by reference to such exhibits.

         Attached as Exhibit 99.2 is a table setting forth certain financial information reflecting the impact of the acquisition of MapQuest for the four quarters ending March 31, 2000. Exhibit 99.2 is incorporated herein by reference.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

(c)      Exhibits.

          2.1 Agreement and Plan of Merger, dated as of December 21, 1999, among America Online, Inc., MQ Acquisition, Inc. and MapQuest.com, Inc. (filed as Exhibit 2.1 to America Online's Current Report on Form 8-K, dated as of December 21, 1999 and incorporated herein by reference).

          2.2 Amendment No. 1, dated as of February 10, 2000, to the Agreement and Plan of Merger, dated as of December 21, 1999, among America Online, Inc., MQ Acquisition, Inc. and MapQuest.com, Inc. (filed as Exhibit 2.2 to America Online's Registration Statement on Form S-4, dated May 24, 2000 and incorporated herein by reference).

          99.1 Joint  Press  Release,   dated  June  29,  2000,  announcing  the
               acquisition by America Online, Inc. of MapQuest.com, Inc.

          99.2 Table of Financial Information.

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Date:  July 17, 2000

                                    AMERICA ONLINE, INC.


                                    By:    /s/J. Michael Kelly
                                    Name:  J. Michael Kelly
                                    Title: Senior  Vice  President,
                                           Chief Financial Officer and
                                           Assistant Secretary

                                  EXHIBIT INDEX

Exhibit Number  Description
Number

2.1 Agreement and Plan of Merger, dated as of December 21, 1999, among America Online, Inc., MQ Acquisition, Inc. and MapQuest.com, Inc. (filed as Exhibit 2.1 to America Online's Current Report on Form 8-K, dated as of December 21, 1999 and incorporated herein by reference).

2.2 Amendment No. 1, dated as of February 10, 2000, to the Agreement and Plan of Merger, dated as of December 21, 1999, among America Online, Inc., MQ Acquisition, Inc. and MapQuest.com, Inc. (filed as Exhibit 2.2 to America Online's Registration Statement on Form S-4, dated May 24, 2000 and incorporated herein by reference).

99.1           Joint  Press  Release,   dated  June  29,  2000,  announcing  the
               acquisition by America Online, Inc. of MapQuest.com, Inc.

99.2           Table of Financial Information.